S ECU RE LOG IST ICS. WORLDW ID E. Third Quarter Oc to ber 25 , 2017 Exhibit 99.2

Safe Harbor Statement and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2017 non-GAAP outlook, including revenue, operating profit, earnings per share, capital expenses and adjusted EBITDA; 2018 and 2019 adjusted EBITDA targets; expected contributions to the U.S. pension plan, forecasted weighted average cost of debt, leverage outlook and future investment in acquisitions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues, currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions (including those in the home security industry) and to successfully integrate acquired companies; costs related to dispositions and market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims ; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business and reputation; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2016, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 2

CEO Overview Doug Pertz

Third-Quarter 2017 Non-GAAP Results 4 Organic Growth Supplemented by Acquisitions ($ in millions) $735 $829 2016 2017 REVENUE ($ Millions) +13% +6% Organic $63 $76 2016 2017 8.6% Margin OPERATING PROFIT 9.2% Margin ADJUSTED EBITDA $94 $112 2016 2017 12.7% Margin 13.5% Margin ($ Millions) EPS $0.68 $0.83 2016 2017 ($ Millions) Note: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com +21% +11% Organic +20% +22%

CEO Overview 5 THIRD-QUARTER AND RECENT HIGHLIGHTS • Strong results driven by organic growth and acquisitions • North America profits up 90% (76% organic) led by Mexico; U.S. & Canada up slightly • Ray Shemanski hired as President of U.S. operations • South America profits up 36% (25% organic) led by organic and inorganic growth in Argentina; Colombia and Brazil also up • Rest of World profits relatively flat • YTD non-GAAP revenue up 9%, operating profit up 40%, EPS up 47% Note: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

Non-GAAP Guidance 6 2017 • Revenue $3,180 • Operating Profit $280 - $290 • Adjusted EBITDA $425 - $435 • EPS $3.00 - $3.10 2018 Preliminary Target • Adjusted EBITDA $500 - $525 • More details following year-end 2019 To be updated following year-end ($ Millions, except EPS)

Three-Year Strategic Plan: Organic Growth Initiatives 7 • Fleet – reduce repair & maintenance, improve service • Crew size – reduce labor cost • Network optimization – deploy high-speed money processing equipment • Intelligent safes – expand CompuSafe® service sales • Labor – reduce cost, improve efficiency in Mexico and Canada • IT – implement route optimization, track-and-trace, customer portal Strategic Plan announced March 2, 2017 2017 2018 2019

Three-Year Strategic Plan Organic Growth + Acquisitions 8 • Focus: Core/core; core/adjacent • Objectives: Capture synergies & improve density • Investment 2017: $370M • Investment 2018-2019: ~$400M per year 2017 2018 2019 Strategy 1.0 Core Acquisitions Initial 2019 Target: $475M EBITDA • Close the Gap • Accelerate Profitable Growth • Introduce Differentiated Services Core Organic Growth Strategy 1.5

Ron Domanico Financial Review

Value Creation Strategy – Brink’s Building Blocks GROWTH (APG) • Grow Organically • Pursue Adjacencies • Introduce Differentiated Service (IDS) • Make Acquisitions MARGINS (CTG) • Pricing • Lean Cost Structure • Optimize Sourcing • Operating Leverage • Corporate Cost Discipline • Interest, Taxes, EPS RETURNS (ROI) • Capital Structure • Financial Leverage • Capital Expenditures • Accretive Acquisitions • Shareholder Returns CREDIBILITY • Reduce Complexity • Increase Transparency • Set Aggressive Targets • Meet / Exceed Goals 10

$735 $747 $829 $12 $37 $45 ($ Millions) 2% 6% Organic Adjusted 2016 RevenueCurrency Acq/Disp 2016 Revenue 2017 Revenue 5%% Change Non-GAAP Revenue: Third Quarter 2017 vs 2016 11Note: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

8.6% 9.2% Organic Adjusted 2016 OP ProfitCurrency Acq/Disp 2016 OP Profit 2017 OP Profit OP Margin $63 $63 $76 ~($1) $7 $7 Non-GAAP Operating Profit: Third Quarter 2017 vs 2016 12 ($ Millions) Note: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

$76 $43 $112 $34 $31 $4 ($8) ($24) ($2) ($ Millions, except EPS) EPS 2017 $0.83 2016 $0.68 Net Interest & Other TaxesOp Profit Income from Continuing Ops D&AMinority Interest Interest Exp. &Taxes Adjusted EBITDA ($2) ($3)$13 $9 $3_ $5 $19 vs 2016 Non-GAAP Results: Third Quarter 13 Share-based Compensation $2 Note: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

$137 $191 2016 2017 6.4% Margin OPERATING PROFIT 8.2% Margin Non-GAAP Results: Nine Months 2017 14 A Strong Nine Months $2,140 $2,329 2016 2017 REVENUE ($ Millions) +6% Organic ADJUSTED EBITDA $230 $295 2016 2017 10.8% Margin 12.7% Margin ($ Millions) EPS $1.40 $2.06 2016 2017 ($ Millions) Note: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com +37% Organic +28% +47%

2015 Actual 2016 Actual 2017 Outlook Capital Expenditures 15 CAPITAL EXPENDITURES 2015 – 2017 CompuSafe® Facility Equipment / Other IT Armored Vehicles D&A $132 $127 ~$135 - $140 Reinvestment Ratio1 0.9 1.1 TBD $124 Total Before CompuSafe® $137 $180 Total Before CompuSafe® CompuSafe® 1. See Non-GAAP reconciliation in Appendix $106 Total Before CompuSafe® $116 ($ Millions)

$269 $247 $570 $158 $174 $221 $427 $421 Dec 2015 Dec 2016 Sept 2017 ($ Millions) Leverage Ratio1 0.9 0.7 1.4 Note: No cash payments expected until 2021 for primary U.S. pension plan and 2027 for UMWA, based on 12/31/16 actuarial assumptions Cash Net Debt Debt Adjusted EBITDA and Financial Leverage 1. Net Debt divided by Adjusted EBITDA 2. Additional pro-forma impact (TTM) based on post-closing synergies of closed acquisitions. $306 $342 $407 $407 2015 2016 TTM Sep 2017 Pro-forma TTM Sep 2017 Debt and Leverage 16 $791 ~$447 1.3 ~$402 Note: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. For 2015 amounts, see reconciliation to GAAP results in the Appendix. Pro-forma acquisition impact

($ Millions) Credit Facility and Notes Offering 17 Senior Notes • $600 million unsecured notes • Funded October 20, 2017 • 4.625% interest rate • Matures October 2027 • Guaranteed by existing and future U.S. subsidiaries that are guarantors under the new credit facility • Closing-related fees of ~$8 million Credit Facility - Term Loan • $500 million secured term loan A • Funded October 17, 2017 • Interest floats based on LIBOR plus a margin • Current interest rate ~3.0% • Amortizes at 5% per year with final maturity of October 2022 Credit Facility - Revolver • $1.0 billion secured revolving credit facility • Available October 17, 2017 • Interest floats based on LIBOR plus a margin • Current interest rate ~3.0% • Matures October 2022 • Closing-related fees of ~$7 million

$144 $500 $1,000 9/30/2017 Pro-forma Returns — Capital Structure: Debt DEBT BALANCE RATINGS: • S&P and Fitch BB+ • Moody’s Ba1 • High yield DEBT DENOMINATIONS: • ~ 86% U.S. Dollars • ~ 6% Euros • ~ 3% Mexican Pesos FORECAST WEIGHTED AVERAGE COST OF DEBT3: • 2017: ~4.3% (2.7% after tax) • 2018: ~4.7% (3.0% after tax) $279 $446 $105 9/30/2017 Actual Sr. Notes Term Loan A Revolver Revolver $279 $56 $86 $481 12/31/2016 Actual Revolver Private Placement Available Committed Capacity Capital Leases & Other Capital Leases & Other Available Committed Capacity $902 $830 $2,244 POST-REFINANCING METRICS 1. $473 million of the proceeds are currently held in cash 2. Pro-forma reflects impact of new credit facility and notes offering 3. Including Amortization of related closing costs and other fees 2 Capital Leases & Other ($ Millions) Available Committed Capacity of ~$1.5B $600 1 Firepower of $1.5B to Execute Acquisition Strategy 18

Leverage Outlook 19 0.9x 0.7x 1.3x 1.4x 1.3x 2015 Actual 2016 Actual 2017 Pro-forma Estimate 2018 Pro-forma Estimate 2019 Pro-forma Estimate Net Leverage Ratio(2) 1. Forecasted utilization based on business plan through 2019 including $400 million per year in acquisitions and capital expenditures of around $180 million per year from 2018-2019. Includes additional pro-forma Adjusted EBITDA impact based on post-closing synergies of closed and future acquisitions. 2. Net Debt divided by Adjusted EBITDA 1 1 1

($ Millions, except share price) 11.0%Margin 13.1% Share Price $37.08 $84.25 Adj. EBITDA Note: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. See Adjusted EBITDA reconciliation of the Fourth Quarter of 2015 in Appendix. Amounts may not add due to rounding. 1. Additional pro-forma impact (TTM) based on post-closing synergies of closed acquisitions. 2. Calculated using an estimate of $180 in additional TTM Revenue from closed acquisitions. Adjusted EBITDA 20 $188 $270 $407 $128 $137 TTM Sep 2016 TTM Sep 2017 Pro-forma TTM Sep 2017 2018 Preliminary Target ~$447 $316Depreciation & Amortization /Other Op Profit $407 ~$401 $84.25 $500 - $525 13.6%2 Pro-forma acquisition impact

Conclusion

$168 $216 $280 - $290 5.6% 7.4% 8.8% - 9.1% 2015 2016 2017 Continued Improvement Expected Non-GAAP Operating Profit Margin 2017 Non-GAAP Outlook • Revenue ~$3.2 billion (6% organic growth) • Operating profit $280 - $290 million; margin 8.8% - 9.1% • Adjusted EBITDA $425 to $435 million • EPS $3.00- $3.10 ($ Millions, except % and per share amounts) 2018 Preliminary Outlook • Adjusted EBITDA $500 - $525 million Target Note: For 2017 target and 2016 actual amounts, see detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. For 2015 amount, see reconciliation to GAAP results in the Appendix. 22

Questions?

Appendix

Non-GAAP Reconciliation — Net Debt

BRINKS

The Brink's Company and subsidiaries
Non-GAAP Reconciliations — Net Debt (Unaudited)
(In millions)

(In millions)		September 30, 2017	December 31, 2016	December 31, 2015
Debt:				
Short-term borrowings	$	144.0	162.8	32.6
Long-term debt		606.0	280.4	397.9
Total Debt		750.0	443.2	430.5
Restricted cash borrowings[(a)]		(24.8)	(22.3)	(3.5)
Acquisition cash in escrow[(b)]		(72.1)	-	-
Payable to sellers[(c)]		138.3	-	-
Total Debt without restricted cash borrowings		791.4	420.9	427.0
Less:				
Cash and cash equivalents		241.8	183.5	181.9
Amounts held by Cash Management Services operations[(d)]		(20.8)	(9.8)	(24.2)
Cash and cash equivalents available for general corporate purposes		221.0	173.7	157.7
Net Debt	$	570.4	247.2	269.3

a) Restricted cash borrowings are related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes.
b) Related to cash being held in escrow for the purchase of the Temis group of companies in France. This cash is currently classified in prepaid expenses and other on the condensed consolidated balance sheet as it is due back to Brink's if the transaction is not executed. As such, we are reducing net debt for this amount until the transaction closes.
c) The acquisitions of Maco Transportadora and Maco Litoral include future payments payable to the sellers, of which $103.6 million is included in accrued liabilities and $34.7 million is included in other long term liabilities. These amounts impact our future debt capacity and have therefore been adjusted in net debt.
d) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers' accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.

Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our condensed consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of September 30, 2017, December 31, 2016 and December 31, 2015. The 2018 and 2019 outlook for net debt cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast Venezuela results and related exchange rates, and future reorganization and restructuring activity.

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Non-GAAP Reconciliation — Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Property and Equipment Acquired During the Period Full-Year 2015 Full Year 2016 Capital expenditures — GAAP 101.1 112.2 Capital leases — GAAP 18.9 29.4 Total Property and equipment acquired 120.0 141.6 Venezuela property and equipment acquired (4.3) (5.0) Total property and equipment acquired excluding Venezuela 115.7 136.6 Depreciation Depreciation and amortization — GAAP 139.9 131.6 Amortization of intangible assets (4.2) (3.6) Venezuela depreciation (3.9) (0.7) Reorganization and Restructuring - (0.8) Depreciation and amortization — Non-GAAP 131.8 126.5 Reinvestment Ratio 0.9 1.1 26

2015 Non-GAAP Reconciliations (1 of 2) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 27 2015 4Q Full Year Operating profit (loss): GAAP $ 42.4 96.4 Venezuela operations(a) (10.6) 45.6 Reorganization and Restructuring(a) 12.1 15.3 Acquisitions and dispositions(a) 7.1 10.2 Non-GAAP $ 51.0 167.5 Taxes: GAAP $ 29.3 66.5 Retirement plans(d) 2.4 10.8 Venezuela operations(a) (1.4) (5.5) Reorganization and Restructuring(a) 2.8 3.9 Acquisitions and dispositions(a) 0.3 1.4 U.S. tax on accelerated U.S. income(c) (23.5) (23.5) Income tax rate adjustment(b) 7.4 - Non-GAAP $ 17.3 53.6 Reconciliation to net income (loss): Net income (loss) attributable to Brink's $ (3.6) (11.9) Discontinued operations 0.4 2.8 Income (loss) from continuing operations attributable to Brink's - GAAP $ (3.2) (9.1) Retirement plans(d) 4.9 20.4 Venezuela operations(a) (5.7) 32.1 Reorganization and Restructuring(a) 9.3 11.4 Acquisitions and dispositions(a) 6.8 8.8 U.S. tax on accelerated U.S. income(c) 23.5 23.5 Income tax rate adjustment(b) (7.7) - Income (loss) from continuing operations attributable to Brink's - Non-GAAP $ 27.9 87.1 Depreciation and Amortization: GAAP $ 33.6 139.9 Venezuela operations(a) (0.1) (3.9) Acquisitions and dispositions(a) (0.8) (4.2) Non-GAAP $ 32.7 131.8

2015 Non-GAAP Reconciliations (2 of 2) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 28 2015 4Q Full Year Adjusted EBITDA: Income from continuing operations - Non-GAAP $ 27.9 87.1 Interest expense - Non-GAAP(e) 4.5 18.9 Income tax provision - Non-GAAP 17.3 53.6 Depreciation and amortization - Non-GAAP 32.7 131.8 Share-based compensation - Non-GAAP(e) 3.1 14.1 Adjusted EBITDA $ 85.5 305.5 Amounts may not add due to rounding. (a) For a description on these items, see “Other Items Not Allocated To Segments” on page [9] of the Third Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance. (b) Non-GAAP income from continuing operations and Non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year Non-GAAP effective income tax rate. The full-year Non-GAAP effective tax rate was 36.8% for 2015. (c) The Non-GAAP tax rate excludes the U.S. tax on a transaction that accelerated U.S. taxable income because it will be offset by foreign tax benefits in future years. (d) Our U.S. retirement plans are frozen and costs related to these plans are excluded from Non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from Non-GAAP results. (e) There is no difference between GAAP and Non-GAAP amounts for the periods presented.